                                                                   Exhibit 99.12

                    [LETTERHEAD OF FIRST USA APPEARS HERE]




                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-2
                -----------------------------------------------

                Monthly Period:                        10/01/96 to
                                                       10/31/96
                Distribution Date:                     11/15/96
                Transfer Date:                         11/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                           $4.88895833
                                   Class B                            5.04826383
                                   Collateral Inv. Amt.               5.30229162
                                                          ----------------------
                                   Total (weighted avg.)             $4.94271767

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original certificate
         principal amount
                                   Class A                           $4.88895833
                                   Class B                           $5.04826383
                                   Collateral Inv. Amt.              $5.30229162
                                                          ----------------------
                                   Total (weighted avg.)             $4.94271767

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                        $70,408,392.74
                                   Class B                          5,516,918.51
                                   Collateral Inv. Amt.             8,905,665.41
                                                          ----------------------
                                   Total                          $84,830,976.66
                                                          ======================

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         (a)  The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the Certificates

                                   Class A                        $10,040,012.11
                                   Class B                            786,467.62
                                   Collateral Inv. Amt.             1,270,213.65
                                                          ----------------------
                                   Total                          $12,096,693.38
                                                          ======================

         (b)  Principal Funding Investment Proceeds (to Class)               N/A
         (c)  Withdrawals from Reserve Account (to Class A)                  N/A
                                                          ----------------------
               Class A Available Funds                            $10,040,012.11
                                                          ======================



     3.  Principal Receivables/Investor Percentages
         ------------------------------------------

         (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $16,892,367,448.16

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
Page 3

     (b)  Invested Amount as of the last day of the preceding
          month (Adjusted Class A Invested Amount during
          Accumulation Period)
                                   Class A                       $660,000,000.00
                                   Class B                         51,700,000.00
                                   Collateral Inv. Amt.            83,500,000.00
                                                          ----------------------
                                   Total                         $795,200,000.00

     (c)  The Floating Allocation Percentage: The Invested
          Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
          Receivables as of the Record Date set forth in paragraph 3(a) above

                                   Class A                                3.907%
                                   Class B                                0.306%
                                   Collateral Inv. Amt.                   0.494%
                                                          ----------------------
                                   Total                                  4.707%

     (d)  During the Amortization Period: The Invested
          Amount as of _______ (the last day of the Revolving
          Period)
                                   Class A                                   N/A
                                   Class B                                   N/A
                                   Collateral Inv. Amt.                      N/A
                                                          ----------------------
                                   Total                                     N/A

     (e)  The Fixed/Floating Allocation Percentage: The Invested
          Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
          Receivables set forth in paragraph 3(a) above

                                   Class A                                   N/A
                                   Class B                                   N/A
                                   Collateral Inv. Amt.                      N/A
                                                          ----------------------
                                   Total                                     N/A

4.   Delinquent Balances.
     --------------------

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

     (a)  35 - 64 days                                           $347,434,513.80
     (b)  65 - 94 days                                           $211,270,234.43
     (c)  95 - 124 days                                          $160,220,603.53
     (d)  125 - 154 days                                         $122,449,636.97
     (e)  155 - 184 days                                         $112,592,948.22
     (f)  185 or more days                                        $87,401,200.13
                                                          ----------------------
                                   Total                       $1,041,369,137.08
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)  The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during the
              Collection Period allocable to the Invested
              Amount (the aggregate "Investor Default
              Amount")
                                   Class A                         $2,934,685.98
                                   Class B                            229,883.74
                                   Collateral Inv. Amt.               371,282.24
                                                             -------------------
                                   Total                           $3,535,851.96
                                                             ===================


     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)  The aggregate amount of Class A Investor Charge-
              Offs and the reductions in the Class B Invested
              Amount and the Collateral Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                             -------------------
                                   Total                                   $0.00
                                                             ===================


         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                             -------------------
                                   Total                                   $0.00
                                                             ===================


         (c)  The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                             -------------------
                                   Total                                   $0.00
                                                             ===================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
Page 5


         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                             -------------------
                                   Total                                   $0.00
                                                             ===================


     7.  Investor Servicing Fee.
         -----------------------

         (a)  The amount of the Investor Monthly Servicing
              Fee payable by the Trust to the Servicer for the Monthly Period

                                   Class A                           $825,000.00
                                   Class B                             64,625.00
                                   Collateral Inv. Amt.               104,375.00
                                                             -------------------
                                   Total                             $994,000.00
                                                             ===================


     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                   Class B                                 $0.00
                                   Collateral Inv. Amt.                     0.00
                                                             -------------------
                                   Total                                   $0.00
                                                             ===================


     9.  Collateral Invested Amount
         --------------------------

         (a)  The amount of the Collateral Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be made
              in respect of the preceding month
                                                                  $83,500,000.00

         (b)  The Required Collateral Invested Amount as of
              the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be made
              in respect of the preceding month
                                                                  $83,500,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
Page 6


     10. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                   Class A                            1.00000000
                                   Class B                            1.00000000
                                                             -------------------
                                   Total (weighted avg.)              1.00000000

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period               12.92%

     12. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                      7.74%





C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.  Accumulation Period
         -------------------

         (a)  Accumulation Period commencement date                     01/31/02

         (b)  Accumulation Period length (months)                              1

         (c)  Accumulation Period Factor                                   18.99

         (d)  Required Accumulation Factor Number                             11

         (e)  Controlled Accumulation Amount                     $660,000,000.00

         (f)  Minimum Payment Rate (last 12 months)                        9.54%


     2.  Principal Funding Account
         -------------------------

     Beginning Balance                                                     $0.00
         Plus:  Principal Collections for Related Monthly
                Period from Principal Account                                N/A
         Plus:  Interest on Principal Funding Account
                Balance for Related Monthly Period                           N/A
         Less:  Withdrawals to Finance Charge Account                        N/A
         Less:  Withdrawals to Distribution Account                         0.00
                                                             -------------------
     Ending Balance                                                        $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
Page 7


     3.  Accumulation Shortfall
         ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                               N/A

         Less:  The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                      N/A
                                                                    ------------

                Accumulation Shortfall                                       N/A
                                                                    ============

                Aggregate Accumulation Shortfalls                            N/A
                                                                    ============

     4.  Principal Funding Investment Shortfall
         --------------------------------------

                Covered Amount                                               N/A

         Less:  Principal Funding Investment Proceeds                        N/A
                                                                    ------------

                Principal Funding Investment Shortfall                       N/A


D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.  Required Reserve Account Analysis
         ---------------------------------

         (a)    Required Reserve Account Amount percentage
                (0.5% of Class A Invested Amount or other amount
                designated by Transferor)                                  0.00%

         (b)    Required Reserve Account Amount ($)                        $0.00

         (c)    Required Reserve Account Balance after effect of
                any transfers on the Related Transfer Date                 $0.00

         (d)    Reserve Draw Amount transferred to the Finance
                Charge Account on the Related Transfer Date                $0.00


     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date                 N/A

     3.  Withdrawals from the Reserve Account
         ------------------------------------

         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the Related Transfer
         Date (1(d) plus 2 above)                                            N/A

     4.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Mthly Period         4.32%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President